SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act

October 1, 2013
Date of Report

(Date of Earliest Event Reported)

Commission File No. 000-54300

RELIABRAND INC.

(Exact name of Registrant as specified in its charter)

Nevada, USA	75-3260541
(State of Incorporation)	(IRS Employer Identification No.)

720 Evans Court, Suite 103, Kelowna, BC Canada V1X 6G4

(Address of principal executive offices)(Zip Code)

Company's telephone number, including area code: (778) 478-9997

ITEM 7.01 FD Disclosure

(a)           The Company issued press releases on October 1, 10 and 11, 2013, copies of which are attached hereto as exhibits.
(b)           The information contained in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such filing.

ITEM 9.01 Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

99(xii)*	October 1, 2013 Press Release
99(xiii)*	October 10, 2013 Press Release
99(xiv)*	October 11, 2013 Press Release

 __________
*filed herewith
SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIABRAND INC.

October 29, 2013	/s/ Antal Markus
Antal Markus, CEO